UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019 (April 5, 2019)

FC Global Realty Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-750-8700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

EXPLANATORY NOTE

On April 5, 2019, FC Global Realty Incorporated (the “Company”), closed a transaction with Gadsden Growth Properties, Inc. (“Gadsden”), a Maryland corporation, whereby the Company acquired substantially all of the assets of Gadsden in exchange for which Gadsden acquired a controlling interest in the Company, pursuant to a Stock Purchase Agreement, dated March 13, 2019, among Gadsden and the Company, as amended.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Form 8-K that the Company filed on April 11, 2019 to include the financial statements of the business acquired as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Gadsden for the years ended December 31, 2018 and 2017 and the accompanying notes thereto are filed as Exhibit 99.1 attached hereto and are incorporated by reference herein.

The unaudited financial statements of Gadsden for the three months ended March 31, 2019 and 2018 and the accompanying notes thereto are filed as Exhibit 99.2 attached hereto and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma combined financial information giving effect to the acquisition is filed as Exhibit 99.3 attached hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated March 13, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 15, 2019)
10.2	Amendment No. 1 to Stock Purchase Agreement, dated April 1, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 11, 2019)
10.3	Amendment No. 2 to Stock Purchase Agreement, dated May 2, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on May 8, 2019)
10.4	Amendment No. 3 to Stock Purchase Agreement, dated July 1, 2019, among FC Global Realty Incorporated and Gadsden Growth Properties, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on July 3, 2019)
99.1	Audited Financial Statements of Gadsden for the Year Ended December 31, 2018 and 2017
99.2	Unaudited Financial Statements of Gadsden for the Three Months Ended March 31, 2019 and 2018
99.3	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2019	FC GLOBAL REALTY INCORPORATED

/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

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